Exhibit 99.1

Annual General Meeting June 29, 2017 Gold Resource Corporation NYSE MKT: GORO Arista mine ore, Oaxaca, MX

This brochure contains statements that plan for or anticipate the future. Forward-looking statements include statements about the Company's ability to develop and produce gold or other precious metals, statements about our future business plans and strategies, statements about future revenue and the receipt of working capital, and most other statements that are not historical in nature. Forward-looking statements are often identified by words such as "anticipate," "plan," "believe," "expect," "estimate," and the like. Because forward-looking statements involve future risks and uncertainties, there are factors that could cause actual results to differ materially from those expressed or implied, including those described in our filings with the SEC. Prospective investors are urged not to put undue reliance on these forward-looking statements. This presentation is to be read in conjunction with the most current 10K available at the Securities & Exchange Commission website www.sec.gov. or www.Goldresourcecorp.com Forward Looking Statements 2

Agenda 2016 Highlight Review Success on multiple fronts Oaxaca Mining Unit Arista mine growth Arista mine development Alta Gracia Mirador mine development ESR seal 2017 Nevada Mining Unit Isabella Pearl Project update Growth Profile Company Vision Gold 3

Achieved our sixth consecutive year of profitability and organic growth Exceeded our annual gold production target Reached our annual silver production target Delivered our strongest Oaxaca Mining Unit Proven & Probable Reserve Report Increased gold and silver ounces and gold grades Replaced tonnes mined during the year and added over one year to our mine life Crosscut the Switchback vein system with our second drift for mine development Significantly increased Switchback’s size and strike length with our exploration Permitted and began development of the Mirador Mine on our Alta Gracia Project 2016 Review 4

Acquired two high-grade gold properties to add to our Nevada Mining Unit Isabella Pearl Project providing near term gold production potential Mina Gold property providing additional pipeline of potential projects Posted net income of $4.4 million dollars or $0.08 per share Returned $1.7 million, or $0.03 per share in dividends (+$110M since commercial production in 2010) Increased our cash balance to $14.2 million dollars at year-end Remained debt-free Invested in future Company growth of our Oaxaca and Nevada Mining Units 2016 Review 5

El Aguila mill and tailings facility Oaxaca Mining Unit 6

El Aguila Project, mill and tailings facility Oaxaca Mining Unit 7

2016 delivered strongest Proven & Probable Reserve to date Oaxaca Mining Unit Gold Resource corporation nyse mkt GORO FOR IMMEDIATE RELEASE February 21, 2017 news gold resource corporation increases Oaxaca mining unit proven and probable gold and silver reserves by 31% and 17% respectively Colorado springs today announced as a December 31, 2016, it increased proven and probable gold reserves by 31% and silver reserves by 17% at its Oaxaca Mining Unit, compared to is a gold and silver producer, developer and explorer with operations in Oaxaca, Mexico and Nevada USA the company has returned $109 million to shareholders in shareholders in monthly dividends since commercial production commenced July 1, 2010, and offers shareholders the option to convert their cash dividends into physical

Significantly expanded Switchback in 2017 Oaxaca Mining Unit 9 Switchback Vein system -Mineralized veins -Step-out hole -Previous holes -Fault -Vein -Vein projection -Mine development -Meters down m hole Arista Mine Plan View Arista Vein system

OAXACA MINING UNIT

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

➢ **Northwest Switchback step-outs not yet included in P&P**


Hole# 516150
Hole# 516147
Hole# 516148
5m@3.98g/tAu
1.8m@5.69g/tAu
4m@1.25g/tAu, 117g/tAg
8.78m@1.46g/tAu, 207g/tAg
Arista Vein system
+275 meter Step-out
Switchback Vein system
Arista Mine Plan View
-Mineralized veins
-Step-out hole
-Previous holes
-Fault
-Vein
-Vein projection
-Mine development
-Meters down hole
m
1:5000
0 50 100 150 200 250 300 350

OAXACA MINING UNIT

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

- Southeast Switchback step-outs not yet included in P&P


N
Arista Mine
Plan View
-Mineralized veins
-Recent holes
-Previous holes
-Vein
-Vein projection
-Mine development
-Meters down hole
m
Switchback Vein system
~50 meter SE
Step-out
517105
517107
5.08m@3.20g/tAu
261g/tAg, 11%Zn
6.64m@1.49g/tAu,
220g/tAg, 13.19%Zn
Arista Vein system
1:5000
0
100
200
300
809000 E
809500 E

Arista Switchback Arista Deposit; plan view Oaxaca Mining Unit 12

Arista Switchback Arista Deposit; plan view Oaxaca Mining Unit 13 6+ years of production and system is growing Grow into our next 6 to 10+ years?

Santiago Splay 06 Aire Santa Cecilia Splay 31 Alta Marena Viridiana Santa Helena Santa Lucia Santa Clara Splay 66 Splay 05 Candelaria Baja Luz Veta 01 Veta 03 Susana Silvia Soledad Sagrario Sofía Sabrina Sb2 Sb1 Rampa General Arista Switchback Arista Deposit; cross section Oaxaca Mining Unit 14

Arista Mine continues to grow Switchback vein system could grow as large or larger than Arista vein system Doubled Switchback strike length Increased Switchback vertical extent Vein extensions not yet in Co’s P&P Reserve Switchback mineral open on strike and depth Oaxaca Mining Unit 15

Arista Mine development and mine plan Oaxaca Mining Unit 16 Arista Switchback veins current development planned development

Switchback vein system development cross section Oaxaca Mining Unit 17 Ventilation Raises Current ramp development Arista Switchback 4 levels of Switchback development targeted by year-end 2017 Targeting over 1 year of mine development prior to bulk mining vein current development planned development

OAXACA MINING UNIT

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

➢ Switchback 460 Level – Plan View


Current Vein Development
SABRINA
SOLEDAD
Planned Footwall Access Drifts
SUSANA
SAGRARIO
1847100 N
1847000 N
1846900 N
1846800 N
1846700 N
809100 E
809200 E
809300 E
809400 E
809500 E
809600 E
809700 E


Arista
Switchback

- **Footwall development off the veins planned for increased future mining optionality**
- **Bulk tonnage mining targeted year-end or Q1 2018**


vein
current development
planned development

Alta Gracia Project’s Mirador Mine Oaxaca Mining Unit 19 Aguacate Adit 1535 1470 1400 Brought mine development “in-house” Recently began more consistent ore feed Proven and Probable Reserves - JAN 2017 Class Vein Tonnes Au g/t Ag g/t Au Eq g/t Au oz Ag oz Au Eq oz Cu % Pb % Zn % MIRADOR 25,100 1.14 345.31 6.01 918 278,658 4,852 0.02 0.11 0.24 MIRADOR-SPN 7,468 1.08 400.42 6.73 259 96,135 1,616 0.01 0.15 0.43 TOTAL 32,567 1.12 357.94 6.18 1,178 374,793 6,468 0.02 0.12 0.28 MIRADOR 7,603 0.76 235.03 4.07 185 57,453 996 0.02 0.13 0.18 MIRADOR-SPN 3,621 1.07 422.08 7.03 124 49,139 818 0.01 0.15 0.43 TOTAL 11,224 0.86 295.37 5.03 309 106,592 1,814 0.02 0.14 0.26 MIRADOR 32,703 1.05 319.67 5.56 1,103 336,110 5,847 0.02 0.11 0.23 MIRADOR-SPN 11,089 1.08 407.49 6.83 384 145,274 2,434 0.01 0.15 0.43 TOTAL 43,792 1.06 341.91 5.88 1,487 481,385 8,282 0.02 0.12 0.28 Altagracia Proven and Probable Reserves - JAN 2017 Proven Probable Proven & Probable

Company awarded Mexico’s “ESR” seal for third consecutive year acknowledging: Socially responsible company Positive social, environmental & economic impact Positive culture and business strategy Employees, clients & business partners know Company has met ESR standards 2017 Social / Corporate License 33

Acquired 4 high-grade Nevada gold properties within a 14 month period Acquired during the downturn in metals Close proximity properties Synergistic Mining Approach Shared equipment, facility and management Lower CAPEX Excellent access to infrastructure Initial goal of ~40k oz gold / year for 10 years Currently at ~4 years with Isabella Pearl Project Nevada Mining Unit 21

Nevada Mining Unit 22 Mining friendly jurisdiction, Nevada USA Located in “Walker Lane” historic gold mining district High-grade gold Potential open pit heap leach operations Property Interest Exploration Development Production Isabella Pearl 100% 2018** Mina Gold 100% Gold Mesa Option* East Camp Douglas 100% 22 *Option to own 100% of property **Targeted production 2018 dependent on remaining permit timing, funding and construction times

NEVADA MINING UNIT

GOLD RESOURCE CORPORATION
NYSE MKT: GORO


Isabella Pearl
191,000 oz Au P&P
2.18 g/t Au avg
Mina Gold
+1.6M tonnes @
1.88 g/t Au avg*
N
Gold Mesa
Drill highlights
include; 15.24m @
6.27 g/t Au starting
9m downhole
8362
95
~17 miles
~7miles
~14 miles
• Targeting initial 10+ YRs @ 40,000oz Au / YR with these 4 properties
East Camp Douglas
Drill highlights include;
23.86m @ 1.99 g/t Au from surface
9.10m @ 1.00 g/t Au from surface

P&P = Third party Proven and Probable Reserves
**= Third party mineralized material estimate*
g/t = grams per tonne, Au = gold, m = meters
CAPEX = capital expenditure

● GRC Property locations

Nevada Mining Unit 24 Isabella Pearl Near term gold production Potential 100% increase to Company gold production Pearl Isabella

Nevada Mining Unit 25 Isabella Pearl progress since August 2016 acquisition Hired Nevada General/Project Manager Drilled the required new water well for processing facility Drilled six deposit delineation holes Confirmed metallurgical recovery estimates (+80% Au recovery in 30 days) Hired Kappes Cassiday & Associates for additional engineering Hired Welsh Hagen for EA* report completion assistance Hired Robison Engineering for class I air quality permit Completed our internal deposit model Completed our internal mine scheduling Refining CAPEX, OPEX, working capital project estimates Awaiting Nevada Department of Environmental Protection and Bureau of Land Management permits *Environmental Assessment

Nevada Mining Unit 26 IP Highlights: Small footprint / EA Low CAPEX costs Short haul distances Good infrastructure Closed pipe system Dry Preg & barren ponds Open Pit Crushing Heap ADR Plant Water well Project Boundary Waste Power Generators Barren overflow ponds Highway access Proposed IP Operations

Gold Resource Corporation
NYSE MKT: GORO

Potential Growth Profile

IP gold production would more than double Co's gold output*


Gold oz's
60000
40000
20000
0
29.6KozAu
27.6KozAu
27.5KozAu
~62.5KozAu
Oaxaca
Oaxaca
Oaxaca
IP
Oaxaca
~20-35 Koz
27.6Koz
2015
2016
2017**
1st full YR w/ IP *


Silver oz's
3000000
2500000
2000000
1500000
1000000
500000
0
2.50MozAg
1.86MozAg
1.85MozAg
1.88MozAg
Oaxaca
Oaxaca
Oaxaca
IP
Oaxaca
~22koz
1.85Moz
2015
2016
2017**
1st full YR w/ IP *

*first Full YR IP projection assuming Oaxaca Mining Unit Production = 2016/2017
**Full YR production estimate

27

Clear vision of Gold Resource Corporation as: Diversified Low-cost precious metal producer Explorer Dividend Payer Shareholder friendly philosophy Production growth profile 2017 and Beyond 28

GOLD COMMENTARY

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

- All the reasons to own gold are present
  - Global debt continues exploding higher
  - Bank bailouts starting again (Italy's +$19B taxpayer-funded bank deal*)
  - Stock market's numerous bubbles and overvaluation
  - Politics
  - Terrorism
  - Internet hacking
  - Etc…

*Sunday June 25, 2017
https://www.theguardian.com/business/2017/jun/25/rome-to-wind-up-two-failing-banks-at-potential-cost-of-15bn

Gold 30 Gold manipulators under fire Circular process of “spoofing” futures markets and direct market manipulation is under investigation and individuals being prosecuted “ex-Deutsche Bank trader David Liew pled guilty in Federal Court to “spoofing” and direct manipulation of precious metals markets, and was subsequently banned permanently from the industry.” Friday June 23, 2017 http://www.newsmax.com/Finance/PeterReagan/Gold-Price-Manipulation-Silver/2017/06/08/id/794998/

GOLD

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

- **Gold manipulators under fire**
  - **CFTC crackdown on metal manipulators**
  - **U.S. said to be planning more charges against bank traders**
  - **Deutsche Bank has wound down most of its metals trading desk since ~2014**

"After pleading guilty to fraud charges last week and agreeing to cooperate, Liew has become a prime government witness for U.S. prosecutors investigating whether traders at the world's biggest banks conspired to manipulate prices in silver, gold, platinum and palladium. His chats with colleagues -- part of an FBI affidavit filed in Chicago and placed under seal -- provide a window into the investigation by the Justice Department, which began looking into such activities at a dozen of the biggest global banks two years ago."

  - **It's positive that regulators are charging individuals / not just banks**

June 5, 2017
https://www.bloomberg.com/news/articles/2017-06-05/chats-by-metals-trader-reveal-spoofing-tricks-from-the-master

Gold Resource Corporation
NYSE MKT: GORO

Buying Opportunity

- **GDXJ Junior Gold Miners Index rebalance recently damaged prices**
  - **Huge demand for GDXJ**
  - **Held large position in companies of which threatened regulatory size requirements**
  - **Announced a major rebalance (add non-junior Co's, selling percentage current Co's)**
  - **The rebalance weighed heavy on mining Co's including GORO**


GDXJ Rebalance Has Created a Buying Opportunity for Distressed Small-Cap Mining Stocks
$4.50
$4.30
$4.10
$3.90
$3.70
$3.50
$3.30
$3.10
$2.90
$2.70
$2.50
FEB-2017
MAR-2017
APR-2017
MAY-2017
JUN-2017
GDXJ sold ~4M GORO shares on June 16 rebalance
GDXJ bought ~300k GORO shares since rebalance
GDXJ rebalance announced
Rebalance
Share price falls 9.48%
Source: Bloomberg, U.S. Global Investors

Thank you for being a GORO shareholder and thank you for your time today Thank You 33